UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2009

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Phillipi Road, Columbus, Ohio 43228
(Address of principal executive offices) (Zip Code)

(614) 278-6800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On March 4, 2009, Big Lots, Inc. (“we,” “us” or “our”) issued a press release and conducted a conference call, both of which reported our fourth quarter and fiscal 2008 unaudited results and provided guidance for fiscal 2009.  The press release and conference call both included “non-GAAP financial measures,” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229).  Specifically, the following non-GAAP financial measures were included: (i) adjusted selling and administrative expenses; (ii) adjusted operating profit; (iii) adjusted income from continuing operations before income taxes; (iv) adjusted income tax expense; (v) adjusted income from continuing operations; (vi) adjusted net income; and (vii) adjusted earnings per common share – basic and diluted – for continuing operations and net income.

These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”): (i) net income of $3.1 million, or $0.04 per diluted common share, recognized in the fourth quarter of fiscal 2007 related to proceeds from the bankruptcy trust settlement of KB Toys’ 2004 bankruptcy; and (ii) net income of $6.1 million, or $0.06 per diluted common share, recognized during fiscal 2007 related to proceeds from insurance claims filed as a result of hurricanes occurring in 2005 and proceeds from the bankruptcy trust settlement of KB Toys’ 2004 bankruptcy.  The press release, which was posted in the Investor Relations section of our website and referred to during the conference call, contained a presentation of the most directly comparable financial measures calculated and presented in accordance GAAP and a reconciliation of the differences between the non-GAAP financial measures and the most directly comparable financial measures calculated and presented in accordance with GAAP.

Our management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, that our management believes is more indicative of our ongoing operating results and financial condition.  Our management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP.  Non-GAAP financial measures as reported by us may not be comparable to similarly titled items reported by other companies.

Attached as exhibits to this Form 8-K are copies of our March 4, 2009 press release (Exhibit 99.1) and the transcript of our March 4, 2009 conference call (Exhibit 99.2), including information concerning forward-looking statements and factors that may affect our future results.  The information in the exhibits is being furnished, not filed, pursuant to Item 2.02 of this Form 8-K.  By furnishing the information in this Form 8-K and the exhibits, we are making no admission as to the materiality of any information in this Form 8-K or the exhibits.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)         On March 4, 2009, upon the recommendation of the Compensation Committee (“Committee”) of our Board of Directors, the independent, non-management members of our Board of Directors (“outside directors”) took the following actions with respect to the compensation for our principal executive officer, principal financial officer and the other executive officers included as named executive officers in our 2008 proxy statement (collectively, the “named executive officers”): (i) maintained the named executive officers’ salaries for fiscal 2009 at their fiscal 2008 levels; (ii) approved fiscal 2009 bonus opportunities under the Big Lots 2006 Bonus Plan (“2006 Bonus Plan”); and (iii) approved non-qualified stock option awards and restricted stock awards under the Big Lots 2005 Long-Term Incentive Plan (“2005 Incentive Plan”).

The outside directors approved the financial measure and corporate performance amounts that dictate whether a bonus is earned for fiscal 2009 under the 2006 Bonus Plan.  The financial measure adopted for fiscal 2009 bonus determinations is our operating profit, as adjusted to remove the effect of equitable adjustments set forth in, and subject to the other terms of, the 2006 Bonus Plan.  The corporate performance amounts were derived from the fiscal 2009 corporate operating plan established by our Board of Directors.  As recommended by the Committee, the outside directors maintained at their fiscal 2008 levels the named executive officers’ bonus payout percentages for fiscal 2009.  The 2006 Bonus Plan is incorporated herein by reference as Exhibit 10.1.

In addition, the outside directors approved the form and size of equity awards to be granted to each named executive officer on March 6, 2009 pursuant to the 2005 Incentive Plan.  The outside directors established the grant date in order to allow the market to absorb and react to our release of material non-public information on March 4, 2009, and to avoid any suggestion that the Board of Directors, the Committee or any employee manipulated the terms of the equity awards.  The following table sets forth the equity awards granted to the named executive officers on March 6, 2009.

Name	Common Shares Underlying Stock Option Award	Common Shares Underlying Restricted Stock Award
Mr. Fishman	330,000	200,000
Mr. Cooper	48,750	20,000
Mr. Waite	37,500	15,000
Mr. Martin	37,500	15,000
Ms. Bachmann	48,750	20,000

The 2005 Incentive Plan is incorporated herein by reference as Exhibit 10.2.  The non-qualified stock option awards are evidenced by the Big Lots 2005 Long-Term Incentive Plan Non-Qualified Stock Option Award Agreement, the form of which is filed herewith as Exhibit 10.3.  The restricted stock awards are evidenced by the Big Lots 2005 Long-Term Incentive Plan Restricted Stock Award Agreement, the form of which is filed herewith as Exhibit 10.4.

Item 9.01   Financial Statements and Exhibits.

(c)	Exhibits

Exhibits marked with an asterisk (*) are filed herewith.

Exhibit No.	Description

10.1	Big Lots 2006 Bonus Plan, as amended and restated effective December 5, 2008 (incorporated herein by reference to Exhibit 10.10 to our Form 10-Q for the quarter ended November 1, 2008).

10.2	Big Lots 2005 Long-Term Incentive Plan, as amended and restated effective May 29, 2008 (incorporated herein by reference to Exhibit 10.1 to our Form 8-K dated May 29, 2008).

10.3*	Form of Big Lots 2005 Long-Term Incentive Plan Non-Qualified Stock Option Award Agreement.

10.4*	Form of Big Lots 2005 Long-Term Incentive Plan Restricted Stock Award Agreement.

99.1*	Big Lots, Inc. press release dated March 4, 2009.

99.2*	Big Lots, Inc. conference call transcript dated March 4, 2009.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Dated: March 10, 2009	By:	/s/ Charles W. Haubiel II
Charles W. Haubiel II
Senior Vice President, Legal and Real Estate,
General Counsel and Corporate Secretary